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                                                                   Exhibit 10.04

                            EDGAR Online, Inc. 1999


                      OUTSIDE DIRECTORS STOCK OPTION PLAN


1.  INTRODUCTION

1.01 PURPOSE. The purpose of the Plan (as defined below) is to foster and promote the long-term financial success and other interests of the Company (as defined below) and enhance shareholder value by enabling the Company to attract and retain the continued services of outstanding outside directors whose judgment, interest and special effort is essential to the successful conduct of its operations by means of an opportunity to acquire or increase their proprietary interests in the Company and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

1.02 NAME. This plan shall be known as the Edgar Online, Inc. 1999 Outside Directors Stock Option Plan (the "PLAN").

1.03 EFFECTIVE DATE. The Plan shall be effective upon its approval by the Company's shareholders at the Company's 1999 annual meeting. If the Plan is approved by the shareholders, the first option grants will automatically be made at the Board (as defined below) meeting immediately following the 1999 annual meeting.


2.  DEFINITIONS

For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

      (a) "BOARD" shall mean the Board of Directors of the Company.

      (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "COMMITTEE" shall have the meaning ascribed to such term in Section
4.01 hereof.

      (d) "COMPANY" shall mean Edgar Online, Inc., a Delaware corporation, or any successor thereto.

      (e) "COMMON STOCK" shall mean the Company's Common Stock, par value $0.01 per share, and such other stock and securities as may be substituted therefor.
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(f)  "DIRECTOR" shall mean any individual who is a member of the Board.

(g)  "EXCHANGE ACT" Securities Exchange Act of 1934, as amended.

(h) "FAIR MARKET VALUE" per share of Common Stock on any relevant date under the Plan shall be the value determined in accordance with the following provisions:

     (1) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange but is traded on the NASDAQ National Market System, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers through the NASDAQ National Market System or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (2) If the Common Stock is at the time listed or admitted to trading on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (3) If the Common Stock is at the time neither listed nor admitted to trading on any Stock Exchange nor traded on the NASDAQ National Market System, then such Fair Market Value shall be determined by taking into account such factors as the Committee shall deem appropriate.

(i) "OPTION" shall mean any option under the Plan, none of which shall qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

(j)  "OPTION GRANT DATE" shall have the meaning ascribed to such term in Section
     5.04 hereof.

(k)  "OPTIONEE" shall mean any person who has been granted an Option.

(l) "OUTSIDE DIRECTOR" shall mean a Director who is not also an active full-time employee of the Company or a corporation or other entity in which the Company owns, directly or indirectly, a voting stock or voting equity interest of more than fifty percent (50%).

(m)  "PLAN" shall have the meaning ascribed to such term in Section 1.02 hereof



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3. SHARES SUBJECT TO OPTION


3.01 AVAILABLE SHARES. The shares of Common Stock which shall be issued and delivered upon exercise of Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Company as treasury stock. The number of shares of Common Stock reserved for issuance under the Plan shall not exceed one hundred thousand (100,000). Any shares of Common Stock subject to an Option which for any reason either terminates unexercised or expires, shall again be available for issuance under the Plan.


3.02 CHANGES IN COMMON STOCK. In the event of any stock dividend or stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock available for issuance hereunder or subject to Options and the respective exercise prices of outstanding Options may be appropriately adjusted by the Board without any change in the aggregate purchase prices to be paid therefor; provided, however, that any fractional shares resulting from any such adjustment shall be disregarded.


3.03 RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available, the number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. If at any time there are not sufficient available shares under the Plan to grant each Outside Director an Option to purchase the number of shares provided above, each Outside Director shall receive an option to purchase an equal number of the remaining available shares, determined by dividing the remaining available shares by the number of Outside Directors. Inability of the Company to obtain from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.



4.  ADMINISTRATION

4.01 GENERAL RULES. The Plan shall be administered by a committee (the "COMMITTEE") which shall consist of all of the members of the Board who are not Outside Directors and such Outside Directors who are not then participating in the Plan. Members of the Committee shall not be eligible to participate in the Plan while serving on the Committee. Subject to the provisions of the Plan, the Committee shall have the power (a) to interpret and construe the provisions of the Plan or any Option and such interpretation or construction shall be final and binding; (b) accelerate the date on which any Option becomes exercisable and
(c) to make any other determinations regarding the Plan which are not otherwise expressly provided herein. The Committee may prescribe, amend and rescind rules and regulations relative to the Plan or its construction or interpretation. A majority of the Committee shall constitute a quorum. All determinations of the Committee shall be made by the vote of a





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majority of its members; provided, however, that if there are fewer than three
(3) members of the Committee at any time, all determinations shall be a joint determination of its members. Except as otherwise provided herein, the Committee shall have no discretion to determine the number of Shares subject to Options, the terms upon which, the time at which, or the period within which Shares may be acquired or the Option may be acquired and exercised.

4.02 INDEMNIFICATION. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to defend the same before he undertakes to defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

4.03 COMPLIANCE WITH LAW. It is intended that the Plan and its operations comply with the provisions of Rule 16b-3 under the Exchange Act (or any successor rule). If any provision of the Plan or any grant hereunder would disqualify the Plan or such grant under, or would not comply with, Rule 16b-3 (or any successor rule), such provision or grant shall be construed or deemed amended to conform to Rule 16b-3.

4.04 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Shares pursuant to options granted hereunder will be used for general corporate purposes.

4.05 EXPENSES. The expenses of this Plan shall be borne by the Company.

5. STOCK OPTIONS

5.01 OPTION AGREEMENTS. Each Option shall be evidenced by a stock option agreement between the Company and the Optionee which shall contain the terms and conditions required by the Plan and such other terms and conditions, not inconsistent herewith, as the Committee may deem appropriate in each case.

5.02 ELIGIBILITY AND PARTICIPATION. Only an Outside Director may participate in the Plan. An Option shall not be granted to any Outside Director who at any time during the preceding two year period was an employee of the Company or was eligible to receive any options to purchase Common Stock.




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5.03 OPTION GRANT SIZE AND GRANT DATE

     (a) AUTOMATIC INITIAL GRANTS. Subject to Section 5.03(b), after the Effective Date, each person who is appointed an Outside Director shall automatically be granted an Option to purchase Seven Thousand Five Hundred (7,500) shares of Common Stock.

     (b) EXISTING OUTSIDE DIRECTORS. Each person who is an Outside Director on the Effective Date shall not be eligible for a grant of any Option until the date of the annual stockholders' meeting to be held in 2002.


     (c) AUTOMATIC ADDITIONAL GRANTS. Each Outside Director who completes a consecutive 3-year period of service as an Outside Director, measured from the date of the previous Option grant hereunder, shall automatically be granted an additional Option to purchase Seven Thousand Five Hundred (7,500) shares of Common Stock.

     (d) VESTING. Each Option granted hereunder shall vest, and thereby become exercisable, in three (3) equal annual installments on each one-year anniversary of the date on which such Option is granted; provided, however, that for each such installment to vest the Optionee shall then be serving as an Outside Director on the vesting date for such installment.

5.04 TIME OF GRANTING OPTIONS. The date of grant of an Option (the "OPTION GRANT DATE") shall, for all purposes, be the date on which the Outside Director becomes a member of the Board.

5.05 EXERCISE PRICE. The price at which each share of Common Stock covered by an Option may be purchased shall be one hundred percent (100%) of the Fair Market Value of the Common Stock on the Option Grant Date.

5.06 PERIOD FOR EXERCISE OF OPTIONS. All rights to exercise an Option shall terminate upon the earlier of (a) ten (10) years from the Option Grant Date, or (b) as set forth in Section 5.10.

5.07 METHOD OF EXERCISE. Each Option may be exercised in whole or in part from time to time as specified in the stock option agreement. Each Optionee may exercise an Option by giving written notice of the exercise to the Company, specifying the number of shares to be purchased, accompanied by payment in full of the exercise price therefor. The exercise price may be paid in cash or by check. The Committee also may allow cashless exercise or payment by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. No Optionee shall be under any obligation to exercise any Option.

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5.08  NO RIGHTS AS SHAREHOLDER. An Optionee shall not have any rights as a shareholder with respect to the shares covered by an Option until such shares have been delivered to him.

5.09 NO RIGHT TO CONTINUE AS AN OUTSIDE DIRECTOR. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

5.10  CEASING TO BE A DIRECTOR

      (a) TERMINATION. If an Outside Director terminates service as an Outside Director for any reason other than those set forth in clauses (b) and
          (c) below, any vested Options held by such Outside Director at the time of such termination shall lapse and expire 90 days after the date of such termination and any unvested Options shall lapse and expire on the date of such termination.

      (b) DEATH. If an Outside Director's service as an Outside Director is terminated by death, the representative of such Outside Director's estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the period commencing on the date of Outside Director's death and ending one (1) year thereafter to exercise any then-outstanding Options in whole or in part.

      (c) TERMINATION FOR CAUSE. If an Outside Director's service as an Outside Director is terminated for cause, all vested and unvested Options held by him at the time of such termination for cause shall lapse and expire immediately upon such termination.

6. GENERAL

6.01 NONTRANSFERABILITY. No Option shall be transferable or assignable except by last will and testament or the laws of descent and distribution; provided, however, that the Committee may, in its discretion, grant Options that are transferable to family members of the Optionee or to trusts or partnerships for such family members. The Committee may also amend outstanding Options to provide for such transferability.

6.02 GENERAL RESTRICTION. Each Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of securities upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of securities thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

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6.03 EXPIRATION AND TERMINATION OF THE PLAN. Options may be granted under the
     Plan at any time and from time to time, prior to April 30, 2009, the date on which the Plan will expire, except as to Options then outstanding, which shall remain in effect until they have been exercised or have expired. The Plan may be abandoned or terminated at any time by the Board, without further approval of the stockholders, except with respect to any Options then outstanding.

6.04 AMENDMENT OR MODIFICATION AND TERMINATION. With approval of the Board but not of the shareholders of the Company, at any time and from time to time, the Committee may amend, or modify the Plan. However, no such amendment or modification of the Plan may be made without the approval of the shareholders of the Company, if such approval is required by the Code, the Exchange Act, any national securities exchange or system on which the Common Stock is then listed or reported or a regulatory body having jurisdiction with respect thereto. No amendment, or modification of the Plan shall in any material manner adversely affect any Option previously granted, without the written consent of the Optionee holding such Option.

6.05 WITHHOLDING TAXES. The Company shall have the power and the right to deduct or withhold, or require a Optionee to remit to the Company, an amount sufficient to satisfy any federal, state and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. With respect to tax withholding which may be required upon the exercise of Options, Optionees may elect, subject to the approval of the Committee, to satisfy such withholding requirement, in whole or in part, by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined, equal to the minimum marginal total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Optionee.

6.06 GOVERNING LAW. Except as otherwise required by applicable federal laws, the Plan shall be governed by, and construed in accordance with, the laws of the state of Delaware.

6.07 SUCCESSORS. All obligations of the Company under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.08 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

6.09 HEADINGS. The headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the Plan.